State of New Hampshire

                        Department of State

                   CERTIFICATE OF INCORPORATION

                                OF

              AMERI-CAN RAILWAY SYSTEMS, INCORPORATED





The undersigned, as Deputy Secretary of State of the State of New Hampshire, hereby certifies that Articles of Incorporation for the incorporation of AMERI-CAN RAILWAY SYSTEMS, INCORPORATED, duly signed pursuant to the provisions of the New Hampshire Business Corporation Act, have been received in this office.

ACCORDINGLY the undersigned, as such Deputy Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Incorporation of AMERI-CAN RAILWAY SYSTEMS, INCORPORATED and attaches hereto a copy of the Articles of Incorporation.


IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Seal of the State of New Hampshire, this 4th day of May A .D. 1998


[Deleted Seal]

/s/ Robert P. Ambrose
Robert P. Ambrose
Deputy Secretary of State

                      STATE OF NEW HAMPSHIRE


Fee for Form 11-A:    $50.00                               Form No. 11
Filing fee:           $35.00                            RSA 293-A:2.02
                      ------
Total fees            $85.00

Use black print or type.
Leave 1" margins both sides.




                     ARTICLES OF INCORPORATION


THE UNDERSIGNED, ACTING AS INCORPORATOR(S) OF A CORPORATION UNDER
THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, ADOPT(S) THE FOLLOWING ARTICLES OF INCORPORATION FOR SUCH CORPORATION:

FIRST:  The name of the corporation is

     Ameri-can Railway Systems, Incorporated

SECOND:  The number of shares the corporation is authorized to issue:

     50,000,000 common at $.0001 par value per share.
     25,000,000 preferred at $.0001 par value per share.

THIRD:  The name of the corporation's initial registered agent is

     Doc-U-Search

and the street address, town/city (including zip code and post office box, if any) of its initial registered office is (agent's business address)

     63 Pleasant street, P. O. Box 767, Concord, NH 03301

FOURTH: The capital stock will be sold or offered for sale within the meaning of RSA 421-B. (Uniform Securities Act)

FIFTH: The corporation is empowered to transact any and all lawful business for which corporations may be incorporated under RSA 293-A and the principal purpose or purposes for which the corporation is organized are:

     Sales and manufacturing of railway communications and safety equipment.

      [If more space is needed, attach additional sheet(s).]

                            page 1 of 2

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ARTICLES OF INCORPORATION                                  Form No. 11
Of AMERI-CAN RAILWAY SYSTEMS, INCORPORATED                     (Cont.)


SIXTH:  The name and address of each incorporator is:

Name                          Address

CorpAmerica, Inc.             30 Old Rudnick Lane, Dover, DE 19901


Dated April 27, 1998


                    CorpAmerica, Inc.

                    By: /s/ David M. Abel
                         David M. Abel, Assistant Secretary
                         Incorporator(s)

Mail fees, ORIGINAL, ONE EXACT OR CONFORMED COPY AND FORM 11-A to:
Secretary of State, State House, Room 204, 107 North Main Street,
Concord, NH 03301-4989

                              FORM 11-A


                ADDENDUM TO ARTICLES OF INCORPORATION

             STATEMENT PURSUANT TO NH RSA 421-B:11,II

CORPORATION NAME:   AMERI-CAN RAILWAY SYSTEMS, INCORPORATED

BUSINESS ADDRESS:   100 Walnut Street, Champlain, New York 12919

CONTACT PERSON: Sydney Harland  TELEPHONE NUMBER:  (518) 298-8482

CONTACT PERSON ADDRESS (IF DIFFERENT): __________________________


  I am (We are) aware that under the New Hampshire Uniform
  Securities Act, RSA 421-B:17,II(k) provides an exemption from securities registration if the aggregate number of holders of the corporation's securities *1 does not exceed ten (10), provided that no advertising *2 has been published or circulated in connection with any such securities sale *1, and all securities sales are consummated within 60 days after the date of incorporation.

                   COMPLETE EITHER ITEM 1, 2, OR 3 BELOW


1) If the corporation will be in compliance with RSA 421-B:17,II(k), the above statute, check this line: ________

2) If the corporation has registered or will register its securities for sale in the State of New Hampshire, enter the date the registration statement was or will be filed with the Bureau of Securities Regulation: _______________________________

3)   If the corporation will offer its securities for sale in New
     Hampshire under an exemption from registration requirements and RSA 421-B:17,II(k) (see above) does not apply, cite the statutory exemption claimed for the sale of the corporation's securities:
     RSA-421-B:17,II(h)

  For assistance with questions relating to securities only, call the Bureau of Securities Regulation at (603) 271-1463. For all other questions, call the Corporation Division at (603) 271-3244.

       COMPLETE THIS CERTIFICATION - ORIGINAL MUST BE FILED

  I (We) hereby certify that the securities of the corporation have been registered under RSA 421-B, the New Hampshire Uniform Securities Act ("the Act"); or, when offered will be registered under the Act; or are or when offered will be exempted from registration under the Act; or are or when offered will be offered in a transaction exempted from registration under the Act. I (We) further certify that the articles of incorporation state whether the capital stock will be sold or offered for sale within the meaning of the Act. I (We) certify that the person(s) signing this form includes all the incorporators, and that the foregoing is true and complete to the best of my (our) knowledge.

Name (print):  Sydney Harland        Signature: /s/ Sydney Harland

Name (print):  ______________        Signature: ________________

Name (print):  ______________        Signature:  ________________

Name (print):  ______________        Signature:  ________________

Date:  April 28, 1998

*1 - Virtually all new incorporations legally involve a "sale" of "securities" to the new owners, even if there is no cash payment for such securities.

*2 - The term "advertising" used here applies to any written material distributed to sell securities.